UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2012
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On June 27, 2012, Progress Software Corporation issued a press release announcing its financial results for the fiscal second quarter ended May 31, 2012. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference into any other filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Non-GAAP Financial Measures – We disclosed non-GAAP financial measures in the press release. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted net income, adjusted effective tax rate and adjusted diluted earnings per share. We provide non-GAAP financial measures to enhance the overall understanding of our current financial performance and prospects for the future as well as to enable investors to evaluate our performance in the same way that management does. We use these non-GAAP measures, and we believe that they assist our investors, to make period-to-period comparisons of our operational performance because they provide a view of our operating results without items that are not, in our view, indicative of our core operating results. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. These non-GAAP financial measures are also utilized by analysts to calculate consensus estimates. However, non-GAAP information should not be construed as an alternative to GAAP information as the items excluded from the non-GAAP measures often have a material impact on our financial results. Management uses, and investors should consider, non-GAAP measures in conjunction with our GAAP results.

In the noted fiscal periods, we adjusted for the following items from our GAAP financial results to arrive at our non-GAAP financial measures:

•
Amortization of acquired intangibles – In all periods presented, we excluded amortization of acquired intangibles because such expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.

•
Stock-based compensation – In all periods presented, we excluded stock-based compensation to be consistent with the way management and the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.

•
Transition expenses – In the three and six months ended May 31, 2011, we excluded incremental costs to transform our cost structure to a more efficient cost model. These expenses were primarily incurred in our product development and general and administrative areas and are not part of our core operating results.

•	Restructuring expenses – In all periods presented, we excluded restructuring expenses incurred because such expenses distort trends and are not part of our core operating results.

•
Acquisition-related expenses – In the six months ended May 31, 2012, we excluded acquisition-related expenses from our acquisition of Corticon Technologies, Inc. because such expenses distort trends and are not part of our core operating results.

•
Litigation settlement – In the six months ended May 31, 2012, we excluded the cost accrued to settle an existing patent infringement action brought by JuxtaComm because such expense distorts trends and is not part of our core operating results.

•
Proxy contest-related costs – In the three and six months ended May 31, 2012, we excluded the costs incurred for legal and other advice associated with our 2012 Annual Meeting of Shareholders. We excluded these costs because they are not part of our core operating results and are non-recurring.

•
Income tax adjustment – In all periods presented, we adjusted our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. The non-GAAP income tax provision was calculated using an adjusted effective tax rate of 31.6% and 33.5% for the fiscal quarters ended May 31, 2012 and 2011, respectively, and an adjusted effective tax rate of 32.4% and 31.1% for the six months ended May 31, 2012 and 2011, respectively.

"Core" Financial Metrics – As part of our new strategic plan, our "Core" products include the Progress® OpenEdge ® platform, DataDirect® Connect products and the Decision Analytics portfolio (comprising Progress Apama®, Progress Corticon® BRMS and the Progress Control Tower®). Core revenue results presented for the fiscal quarter ended May 31, 2012 and 2011, and the Core revenue guidance provided for the fiscal quarter ending November 30, 2012 and the fiscal year ending November 30, 2013, include these products lines. The remaining product lines are considered non-Core, and when aggregated with our Core product lines, represent our consolidated revenues. The Core operating margin guidance for the fiscal quarters ending November 30, 2012 and 2013, excludes the operating income of our non-Core product lines, and also excludes the non-GAAP financial items listed above. We believe presentation of our Core results is an important metric in understanding our business on a go-forward basis, as we currently plan to divest our non-Core product lines, as well as report our financial results in two segments: Core and non-Core.

Constant Currency – Revenue from our international operations has historically been a significant portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period to period comparisons, we believe the presentation of revenue growth rates on a constant currency basis helps improve the ability to understand our revenue results and evaluate our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP.

Changes to Non-GAAP Financial Measures – In prior earnings releases, we included a non-GAAP revenue measure which added to GAAP revenue the fair value of acquired deferred revenue written-off for GAAP purposes as part of purchase accounting. Beginning in the first fiscal quarter of 2012, we eliminated the use of non-GAAP revenue from our internal reporting, and thus as a non-GAAP financial measure for external reporting, and revised the adjustments for non-GAAP operating income and operating margin. All prior amounts reported in our earnings release have been revised to reflect this change. This change does not restate or amend any previously published financial results.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release prepared by Progress Software Corporation dated June 27, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 27, 2012	Progress Software Corporation

		By:	/s/ Chris B. Andersen
Chris B. Andersen
Vice President, Corporate Controller and Chief Accounting Officer